ANNUAL REPORT

INTERNATIONAL GROWTH & INCOME FUND

OCTOBER 31, 2001

T. ROWE PRICE

REPORT HIGHLIGHTS

INTERNATIONAL GROWTH & Income Fund

o International markets fell sharply during the 6- and 12-month periods through October.
o The technology and media sectors were weakest and overwhelmed steadier sectors, including consumer products and pharmaceuticals.
o The fund's returns in both periods were negative, but they exceeded the MSCI EAFE Index and the Lipper International Funds Average.
o The performance advantage versus our benchmarks was primarily the result of stock selection and our strategic focus on value stocks.
o We are confident that our steady investment approach will benefit investors who maintain their long-term investment strategy.

REPORTS ON THE WEB

     Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log on to your account at www.troweprice.com for more information.

FELLOW SHAREHOLDERS

     The year ended October 31, 2001, was difficult for international markets. No region was spared the downdraft, as stocks fell sharply in major markets across the globe. The terrorist attacks on September 11 further weakened already sluggish global economies that were either in recession or wavering on the brink. Stocks did manage to rally a bit in October, offering some comfort to investors suffering double-digit losses.


PERFORMANCE COMPARISON
----------------------
Periods Ended 10/31/01           6 Months     12 Months
-------------------------------------------------------
International Growth &
Income Fund                       -15.39%       -17.99%
 .......................................................
MSCI EAFE Index                   -18.25        -24.68
 .......................................................
Lipper International
Funds Average                     -18.74        -26.39
 .......................................................


     The International Growth & Income Fund declined 15.39% during the past six months and 17.99% in the fiscal year ended October 31. Despite the losses, your fund held up better than its benchmarks and the average international fund. Conservative stock selection and an underweighted position in the technology sec- tor contributed to this advantage. Our largest industry holdings--in the finance and consumer discretionary sectors--were generally less volatile than the broad market and fared better than the growth- oriented technology, telecom, and media sectors.

     Many overseas markets tumbled 20% or more in the six-month period as global investors were battered by sometimes conflicting and often troubling news. At the start of the period, economists were debating the likely shape and timing of an economic recovery, in response to aggressive Fed easing and impending tax cuts. Yet pessimists had the sense that the U.S. consumer was very extended and that significant areas of the economy suffered from major overcapacity. Outside the U.S., Japan faced extensive economic problems, but Prime Minister Koizumi promised progress on reform. In Europe, politicians were optimistic that European markets and economies would prove more stable than those in the U.S. However, most of the economic news in subsequent months was negative, and the terrible events in September prompted most observers to predict widespread recession. Since that time, aggressive Fed easing and fiscal expansion have brought the bulls back into the arena. Given these uncertainties, the challenge for us has been to balance our enthusiasm for stocks with good long-term prospects against a very uncertain short-term environment.

PORTFOLIO AND MARKET REVIEW

MARKET PERFORMANCE
------------------
Six Months                   Local          Local Currency          U.S.
Ended 10/31/01             Currency       vs. U.S. Dollars        Dollars
--------------------------------------------------------------------------
France                     -19.99%             1.60%              -18.72%
Germany                    -25.05              1.60               -23.85
Hong Kong                  -23.90             -0.01               -23.91
Italy                      -22.12              1.60               -20.87
Japan                      -24.05              0.92               -23.35
Mexico                      -7.00             -0.03                -7.03
Netherlands                -20.43              1.60               -19.16
Norway                     -21.10              2.61               -19.04
Sweden                     -20.50             -3.42               -23.22
Switzerland                -15.91              6.24               -10.66
United Kingdom             -13.26              1.64               -11.84

Source: RIMES Online, using MSCI indices.


     The key driver in your fund's outperformance was its focus on compan-ies and countries with relatively stable earnings and attractive fundamental valuations. Stocks and sectors with above-average earnings predictability succeeded, while those with the potential for shortfalls were severely punished. The sectors that held up well for us included utili-ties, consumer staples, and financials. Our relatively low exposure to telecom and technology stocks helped smooth what otherwise was a very bumpy ride. During the down periods, the fund tended to lose less than its benchmarks because of its emphasis on value-oriented securities. The other side of the coin was that we did not rally as sharply as many of our more aggressively positioned competitors in the post-September 11 rebound.

EUROPE

     The bulk of your portfolio is invested in Europe because we are attracted to the region's superior business climate and have been able to identify more companies that fit our investment criteria. Consolidation and deregulation have contributed to shareholder value, and there has been gradual progress with pension and labor market reforms.

     The European economic environment appears more stable than most other regions. That's in part because gross domestic product growth peaked at 3%, rather than the 5% achieved in the U.S. Therefore, we expect Europe to suffer less retrenchment than other regions around the globe. Additionally, Europeans have a smaller percentage of their savings invested in the stock market than U.S. investors, and the impact of a down market on consumers should be smaller. Europe's central banks are also showing increased willingness to cut interest rates. Following the reporting period, the Bank of England cut its interest rate to 4.0% (a 37-year low), and the European Central Bank also cut rates to 3.25%. Within the region, poor performance of automobile, technology, and telecom stocks particularly hurt the portfolio.


INDUSTRY DIVERSIFICATION
------------------------                   Percent of Net Assets
                                           4/30/01     10/31/01
                                           -------     --------
Financials                                   28.7%        25.4%
Consumer Discretionary                       14.4         12.9
Industrials                                  10.7         10.7
Materials                                     8.2          8.9
Energy                                        7.2          8.8
Consumer Staples                              7.4          8.1
Health Care                                   5.6          7.1
Utilities                                     6.0          6.6
Telecommunication Services                    3.9          4.2
Information Technology                        5.1          3.1
All Other                                     0.3          0.0
Reserves                                      2.5          4.2
 .................................................................
Total                                         100%         100%


     Financial stocks declined as a percentage of the portfolio to 25.4% in October from 28.7% in April, but still exceeded the next two largest sectors combined. This classic value sector has been consolidating, and many of our holdings offer solid fundamentals, above-average dividend yields, and superior appreciation potential. The portfolio's bank and insurance holdings were down 13% over the six-month period but did better than our benchmark EAFE index, which declined about 18%. Among our top holdings, U.K.-based HSBC, Svenska Handelsbanken in Sweden, and Swiss Re in Switzerland all held up better than the market. However, with the equity markets depressed globally, the stocks of most asset managers fell sharply. Case in point, Vontobel, a Swiss money manager, declined precipitously.

     The beleaguered technology, media, and telecom sectors plunged to new lows in the second half of September. Fortunately, our overall exposure to these areas was modest. Nevertheless, information technology was the poorest performing segment of the portfolio in the May-through-October period. Holdings in this segment declined to 3.1% of assets from 5.1% in April, largely because of price depreciation. Among the portfolio's worst performers, we eliminated Alcatel and reduced Spirent.

     TotalFinaElf in France and U.K. holdings BP and Shell Transport & Trading were major components of our energy position that performed exceptionally well and grew to 8.8% of assets in October, from 7.2% in April. These mature, stable, and dividend-paying concerns epitomize the stock selection strategy employed by the fund. The portfolio's core holdings are typically undervalued global market leaders.

     We increased our holdings in the health care sector to 7.1% from 5.6% of assets six months ago. Altana, based in Germany, was among our largest additions. The drug manufacturer performed well on the strength of several new product announcements for treating asthma. Other long-term top holdings from the health care sector include Aventis in France and AstraZeneca and GlaxoSmithKline in the U.K.

JAPAN AND THE FAR EAST

The following table was depicted as a pie chart in the printed material.

      Europe                   70
      Japan                    15
      Far East                  8
      Latin America             2
      Other and Reserves        5

     Japanese securities totaled 15% of the fund at October 31; modest additions and deletions left our weighting unchanged from six months ago. Our com-paratively low position in Japan, relative to the size of its stock market and GDP, reflects our view that few businesses there are run with the shareholder's interest in mind. Over the period, your fund's holdings in the Far East outside of Japan grew to 8% from 5%.

     Macroeconomic concerns also underlay our decision to have only moderate exposure to Japan. The U.S. and international organizations have voiced increasing concern about Japan's troubled economy, falling stock market, and debt-laden banking system, particularly in light of the economic malaise that has followed the September 11 attacks. In addition, investors have been disappointed in the pace and scope of reform measures.

     Sectors in Japan that are  particularly  dependent  upon  overall  economic growth, such as industrial and consumer discretionary products, declined predictably and sharply. In addition, companies with unreliable earnings tumbled. In the deteriorating economic environment, investors dumped leisure and entertainment-related stocks. Sony, which fell about 50%, was the portfolio's worst performer. However, the weakness also gave us opportunities to build positions in companies we think stood out from the crowd, and at depressed prices. These include Nippon Telegraph & Telephone and Yamanouchi Pharmaceutical, a Japanese health care and pharmaceuticals manufacturer.

     Latin America Commitments in Latin America dipped to 2% of assets from 3% at the end of April. A domestic energy crisis, coupled with the global slowdown, weakened Brazil's economy. Economic trouble in neighboring Argentina also crimped foreign financing on which Brazil relies to fund its debt. Although Mexico is exposed to the U.S. slowdown, its stronger fiscal position helped insulate it from South America's plight. On the plus side, Mexico was able to loosen monetary conditions to provide some support for its weakening economy. One strong performer in Mexico was Banacci, a bank holding company that was acquired by Citigroup.

OUTLOOK

     The key drivers of equity markets--earnings, interest rates, and valuations--are pointing in different directions around the world. Europe is probably in the best shape in that the consumer is less extended and less exposed to equity markets, and less overcapacity was created in the good years. Japan looks worse, with the financial system still shaky and the whole corporate sector reacting more slowly to events than in most other markets. The U.S. is an important locomotive for many international economies, and while the short-term news is less than encouraging, the Fed and the Bush administration have taken robust action to underpin the economy. In time this should translate into a renewal of activity, although companies should feel continued pressure on earnings in the interim.

     Interest rates, on the other hand, have fallen a long way--not only on the short end of the maturity spectrum but across the U.S. Treasury yield curve. With investors offered less and less yield on fixed-income investments, the equity market needs only to show small improvements to tempt people back.

     Valuations in mid-September had reached quite low levels and are increasingly attractive as long as the U.S. does not become mired in a prolonged recession. Many stocks appear to have good upside potential. Your fund remains diversified and focused on stocks that offer attractive valuations and above-average prospects for growth. We are confident that our steady investment approach will benefit investors who maintain their long-term investment strategy.

Respectfully submitted,

/s/

John R. Ford
President, T. Rowe Price International Funds, Inc.

November 25, 2001

T. ROWE PRICE INTERNATIONAL GROWTH & INCOME FUND
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS                                       Percent of
                                                                   Net Assets
                                                                     10/31/01
-----------------------------------------------------------------------------
BP, United Kingdom                                                      2.8%
Shell Transport & Trading, United Kingdom                               1.6
Aventis, France                                                         1.5
TotalFinaElf, France                                                    1.3
Altana, Germany                                                         1.1
 .............................................................................
Swiss Re, Switzerland                                                   1.1
GlaxoSmithKline, United Kingdom                                         1.1
AstraZeneca, United Kingdom                                             1.0
HBOS, United Kingdom                                                    1.0
Honda Motor, Japan                                                      0.9
 .............................................................................
Hong Kong Electric, Hong Kong                                           0.9
HSBC, United Kingdom                                                    0.9
Reed, United Kingdom                                                    0.9
E.On, Germany                                                           0.9
Hutchison Whampoa, Hong Kong                                            0.8
 .............................................................................
Akzo Nobel, Netherlands                                                 0.8
Vodafone, United Kingdom                                                0.8
Powergen, United Kingdom                                                0.8
Holcim, Switzerland                                                     0.8
Svenska Handelsbanken, Sweden                                           0.8
 .............................................................................
JUSCO, Japan                                                            0.8
Suez, France                                                            0.7
Telefonica, Spain                                                       0.7
Grupo Dragados, Spain                                                   0.7
Diageo, United Kingdom                                                  0.7
 .............................................................................
Total                                                                  25.4%

Note: Table excludes reserves.

T. ROWE PRICE INTERNATIONAL GROWTH & INCOME FUND
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

The following table was depicted as a graph in the printed material.

               International Growth &       MSCI EAFE
                    Income Fund              Index *
12/21/1998             10000                  10000
10/31/1999             11285                  11000
10/31/2000             10984                  11157
10/31/2001              8274                   9150

* From 12/31/98

AVERAGE ANNUAL COMPOUND TOTAL RETURN
     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                          Since     Inception
Periods Ended 10/31/01                      1 Year     Inception         Date
-------------------------------------------------------------------------------
International Growth & Income Fund        -17.99%       -3.06%       12/21/98
 ...............................................................................
     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE INTERNATIONAL GROWTH & INCOME FUND
--------------------------------------------------------------------------------
                                  For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
                                           Year                12/21/98
                                          Ended                 Through
                                       10/31/01   10/31/00    10/31/99
NET ASSET VALUE
Beginning of period                   $  10.75    $  11.00    $  10.00
Investment activities
  Net investment income (loss)            0.11*       0.14*       0.16*
  Net realized and unrealized
    gain (loss)                          (1.90)       0.03**      0.84
  Total from investment activities       (1.79)       0.17        1.00
Distributions
  Net investment income                  (0.13)      (0.19)           -
  Net realized gain                      (0.64)      (0.23)           -
  Total distributions                    (0.77)      (0.42)           -
NET ASSET VALUE
End of period                         $   8.19    $  10.75    $  11.00

RATIOS/SUPPLEMENTAL DATA

Total return ***                         (17.99)%*     1.43%*     10.00%*
Ratio of total expenses to
average net assets                         1.25%*      1.25%*      1.25%+*
Ratio of net investment income
(loss) to average net assets               1.24%*      1.24%*      1.87%+*
Portfolio turnover rate                    8.5%       32.2%       35.8%+
Net assets, end of period
(in thousands)                        $   8,500   $  10,118   $   9,776

*** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+    Annualized
* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 10/31/02.
** The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL GROWTH & INCOME FUND
--------------------------------------------------------------------------------
                                                               October 31, 2001
STATEMENT OF NET ASSETS
                                                              Shares      Value
                                                              In thousands
ARGENTINA  0.1%
Common Stocks  0.1%
Grupo Financiero Galicia ADR (USD)                                924   $     5
--------------------------------------------------------------------------------
Total Argentina (Cost $15)                                                    5

AUSTRALIA  3.4%
Common Stocks  3.4%
Australia & New Zealand Banking                                 5,900        53
--------------------------------------------------------------------------------
Coles Myer                                                      7,500        29
--------------------------------------------------------------------------------
Lion Nathan (NZD)                                               6,400        14
--------------------------------------------------------------------------------
Normandy Mining                                                39,000        27
--------------------------------------------------------------------------------
Nufarm (NZD)                                                   10,000        14
--------------------------------------------------------------------------------
Pacific Dunlop                                                  7,941         3
--------------------------------------------------------------------------------
Publishing & Broadcasting                                       5,800        27
--------------------------------------------------------------------------------
Rio Tinto                                                       2,000        32
--------------------------------------------------------------------------------
Santos                                                         11,400        37
--------------------------------------------------------------------------------
Westfield Trust                                                13,700        24
--------------------------------------------------------------------------------
Westpac Banking                                                 3,800        28
--------------------------------------------------------------------------------
Total Australia (Cost $319)                                                 288

AUSTRIA  0.5%
Common Stocks  0.5%
Brau-Union (EUR)                                                  600        22
--------------------------------------------------------------------------------
EVN (EUR)                                                         600        22
--------------------------------------------------------------------------------
Total Austria (Cost $61)                                                     44

BELGIUM  1.3%
Common Stocks  1.3%
Dexia (EUR)                                                     3,000        46
--------------------------------------------------------------------------------
Electrabel (EUR)                                                  130        27
--------------------------------------------------------------------------------
Solvay (EUR)                                                      700        38
--------------------------------------------------------------------------------
Total Belgium (Cost $147)                                                   111

BRAZIL  0.7%
Common Stocks  0.7%
Companhia Vale do Rio Doce ADR (USD)                            1,300   $    27
--------------------------------------------------------------------------------
Petroleo Brasileiro (Petrobras) ADR (USD)                       1,300        25
--------------------------------------------------------------------------------
Tele Norte Leste Participacoes ADR (USD)                           35         -
--------------------------------------------------------------------------------
Telebras ADR (USD)                                                300         8
--------------------------------------------------------------------------------
Total Brazil (Cost $74)                                                      60

CHILE  0.4%
Common Stocks  0.4%
Banco Santiago ADR (USD)                                        1,000        21
--------------------------------------------------------------------------------
Enersis ADR (USD)                                                 902        11
--------------------------------------------------------------------------------
Total Chile (Cost $38)                                                       32

DENMARK  0.6%
Common Stocks  0.6%
Danisco                                                           840        31
--------------------------------------------------------------------------------
TDC A/S                                                           600        21
--------------------------------------------------------------------------------
Total Denmark (Cost $77)                                                     52

FINLAND  0.9%
Common Stocks  0.9%
Kesko (EUR)                                                     3,550        29
--------------------------------------------------------------------------------
Stora Enso (SEK)                                                4,000        48
--------------------------------------------------------------------------------
Total Finland (Cost $117)                                                    77

FRANCE  11.8%
Common Stocks  11.8%
Accor (EUR)                                                     1,000        31
--------------------------------------------------------------------------------
Assurances Generales de France (EUR)                              940        43
--------------------------------------------------------------------------------
Aventis (EUR)                                                   1,380       101
--------------------------------------------------------------------------------
Aventis (DAX Exchange) (EUR)                                      412        30
--------------------------------------------------------------------------------
AXA ADR (USD)                                                   2,000        44
--------------------------------------------------------------------------------
BNP Paribas (EUR)                                                 400        33
--------------------------------------------------------------------------------
Compagnie de Saint-Gobain (EUR)                                   310        43
--------------------------------------------------------------------------------
France Telecom ADR (USD)                                          500   $    19
--------------------------------------------------------------------------------
Fromageries (EUR)                                                 200        18
--------------------------------------------------------------------------------
Groupe Danone (EUR)                                               400        46
--------------------------------------------------------------------------------
iShares MSCI France (USD)                                       2,400        42
--------------------------------------------------------------------------------
LVMH (EUR)                                                        400        14
--------------------------------------------------------------------------------
Pechiney (EUR)                                                    800        37
--------------------------------------------------------------------------------
Pernod Ricard (EUR)                                               800        56
--------------------------------------------------------------------------------
Pinault Printemps Redoute (EUR)                                   240        28
--------------------------------------------------------------------------------
Renault (EUR)                                                   1,000        30
--------------------------------------------------------------------------------
Schneider Electric (EUR)                                          700        28
--------------------------------------------------------------------------------
Societe Generale (EUR)                                          1,200        60
--------------------------------------------------------------------------------
Suez (EUR)                                                      2,000        63
--------------------------------------------------------------------------------
Technip (EUR)                                                     460        52
--------------------------------------------------------------------------------
TotalFinaElf (Class B) (EUR)                                      399        56
--------------------------------------------------------------------------------
TotalFinaElf ADR (USD)                                            800        56
--------------------------------------------------------------------------------
Valeo (EUR)                                                       600        21
--------------------------------------------------------------------------------
Vivendi Universal (EUR)                                         1,000        47
--------------------------------------------------------------------------------
Total France (Cost $1,155)                                                  998

GERMANY  8.5%
Common Stocks  8.5%
Altana (EUR)                                                    2,016        94
--------------------------------------------------------------------------------
AMB (EUR)                                                         400        43
--------------------------------------------------------------------------------
AXA Colonia Konzern (EUR)                                         420        27
--------------------------------------------------------------------------------
B.U.S. Berzelius Umwelt-Service (EUR)                           2,000        13
--------------------------------------------------------------------------------
BASF (EUR)                                                      1,010        34
--------------------------------------------------------------------------------
Bayer (EUR)                                                     1,300        39
--------------------------------------------------------------------------------
Bayerische Hypo-UndVereinsbank (EUR)                              500        15
--------------------------------------------------------------------------------
Celanese (EUR)                                                     55         1
--------------------------------------------------------------------------------
DaimlerChrysler (USD)                                             900        31
--------------------------------------------------------------------------------
Deutsche Bank (EUR)                                               910        51
--------------------------------------------------------------------------------
Deutsche Lufthansa (EUR)                                        1,210        13
--------------------------------------------------------------------------------
Deutsche Telekom ADR (USD)                                      1,300        20
--------------------------------------------------------------------------------
Dresdner Bank (EUR)                                             1,140        42
--------------------------------------------------------------------------------
E.On (EUR)                                                      1,400        73
--------------------------------------------------------------------------------
Epcos (EUR)                                                       500        22
--------------------------------------------------------------------------------
Heidelberger Zement (EUR)                                         600        25
--------------------------------------------------------------------------------
iShares MSCI Germany (USD)                                      2,900   $    38
--------------------------------------------------------------------------------
Linde (EUR)                                                       900        36
--------------------------------------------------------------------------------
MAN (EUR)                                                       1,600        28
--------------------------------------------------------------------------------
RWE (EUR)                                                       1,200        47
--------------------------------------------------------------------------------
Siemens (EUR)                                                     599        29
--------------------------------------------------------------------------------
Total Germany (Cost $938)                                                   721

HONG KONG  3.2%
Common Stocks  3.2%
Cheung Kong                                                     6,000        51
--------------------------------------------------------------------------------
Hang Seng Bank                                                  4,000        40
--------------------------------------------------------------------------------
Hong Kong Electric                                             21,000        80
--------------------------------------------------------------------------------
Hutchison Whampoa                                               8,800        71
--------------------------------------------------------------------------------
Yue Yuen Industrial                                            13,000        26
--------------------------------------------------------------------------------
Total Hong Kong (Cost $223)                                                 268

ITALY  3.5%
Common Stocks  3.5%
Assicurazioni Generali (EUR)                                    2,000        55
--------------------------------------------------------------------------------
Benetton (EUR)                                                  2,620        26
--------------------------------------------------------------------------------
ENI SPA ADR (USD)                                                 700        44
--------------------------------------------------------------------------------
Intesa BCI (EUR)                                                8,555        20
--------------------------------------------------------------------------------
Istituto Nazionale delle Assicurazioni (EUR) *                 18,015        33
--------------------------------------------------------------------------------
Parmalat Finanziaria (EUR)                                     20,280        54
--------------------------------------------------------------------------------
San Paolo IMI (EUR)                                               306         3
--------------------------------------------------------------------------------
San Paolo IMI ADR (USD)                                         1,400        29
--------------------------------------------------------------------------------
Seat Pagine Gialle (EUR) *                                        229         -
--------------------------------------------------------------------------------
Telecom Italia (EUR)                                            4,100        34
--------------------------------------------------------------------------------
Total Italy (Cost $388)                                                     298

JAPAN  15.4%
Common Stocks  15.4%
Dai Nippon Printing                                             4,000        43
--------------------------------------------------------------------------------
Denso                                                           2,000        29
--------------------------------------------------------------------------------
Hitachi ADR (USD)                                                 800        56
--------------------------------------------------------------------------------
Honda Motor ADR (USD)                                           1,100        80
--------------------------------------------------------------------------------
iShares MSCI Japan (USD) *                                      5,200        44
--------------------------------------------------------------------------------

JUSCO                                                           3,000   $    64
--------------------------------------------------------------------------------
Kao                                                             1,000        24
--------------------------------------------------------------------------------
Kuraray                                                         8,000        50
--------------------------------------------------------------------------------
Kyocera                                                           600        41
--------------------------------------------------------------------------------
Makita                                                          4,000        22
--------------------------------------------------------------------------------
Marui                                                           3,000        41
--------------------------------------------------------------------------------
Matsushita Electric Industrial                                  3,000        36
--------------------------------------------------------------------------------
Mitsubishi                                                      6,000        46
--------------------------------------------------------------------------------
Mitsui                                                          5,000        29
--------------------------------------------------------------------------------
Mitsui Marine & Fire Insurance                                 11,000        61
--------------------------------------------------------------------------------
Mizuho                                                             15        45
--------------------------------------------------------------------------------
NEC                                                             5,000        45
--------------------------------------------------------------------------------
Nippon Express                                                 10,000        36
--------------------------------------------------------------------------------
Nippon Telegraph & Telephone ADR (USD)                          2,400        50
--------------------------------------------------------------------------------
Nomura Securities                                               3,000        39
--------------------------------------------------------------------------------
Sekisui House                                                   6,000        48
--------------------------------------------------------------------------------
Sony ADR (USD)                                                  1,400        54
--------------------------------------------------------------------------------
Sumitomo Chemicals                                             14,000        53
--------------------------------------------------------------------------------
Sumitomo Mitsui Bank                                            7,000        43
--------------------------------------------------------------------------------
Takeda Chemical Industries                                      1,000        48
--------------------------------------------------------------------------------
TDK ADR (USD)                                                     500        22
--------------------------------------------------------------------------------
Terumo                                                          3,000        50
--------------------------------------------------------------------------------
Toshiba                                                        12,000        44
--------------------------------------------------------------------------------
Wacoal                                                          1,000        10
--------------------------------------------------------------------------------
Yamanouchi Pharmaceutical                                       2,000        59
--------------------------------------------------------------------------------
Total Japan (Cost $1,957)                                                 1,312

MEXICO  1.2%
Common Stocks  1.2%
America Movil (Series L) ADR (USD)                                600         9
--------------------------------------------------------------------------------
Cemex Participating Certificates
     (Represents 2 Series A and 1 Series B shares)              6,575        30
--------------------------------------------------------------------------------
Femsa UBD Units (Represents 1 Series B
and 4 Series D shares)                                          8,000        25
--------------------------------------------------------------------------------
Kimberly-Clark de Mexico (Class A)                              7,000        19
--------------------------------------------------------------------------------
Telefonos de Mexico (Telmex) (Class L) ADR (USD)                  600        21
--------------------------------------------------------------------------------
Total Mexico (Cost $91)                                                     104

NETHERLANDS  5.8%
Common Stocks  5.8%
ABN Amro ADR (USD)                                              2,900   $    44
--------------------------------------------------------------------------------
Akzo Nobel (EUR)                                                1,700        70
--------------------------------------------------------------------------------
CSM (EUR)                                                       2,200        43
--------------------------------------------------------------------------------
DSM (EUR)ss.                                                    1,200        39
--------------------------------------------------------------------------------
Fortis (EUR)                                                    1,700        40
--------------------------------------------------------------------------------
Hagemeyer (EUR)                                                 1,600        23
--------------------------------------------------------------------------------
ING Groep (EUR)                                                 2,400        60
--------------------------------------------------------------------------------
iShares MSCI Netherlands (USD)                                  1,200        19
--------------------------------------------------------------------------------
OCE (EUR)                                                       1,300        10
--------------------------------------------------------------------------------
Philips Electronics ADR (USD)                                   1,964        44
--------------------------------------------------------------------------------
Royal Dutch Petroleum ADR (USD)                                   800        40
--------------------------------------------------------------------------------
Telegraaf (EUR)                                                 3,000        45
--------------------------------------------------------------------------------
Vendex KBB (EUR)                                                2,000        15
--------------------------------------------------------------------------------
Total Netherlands (Cost $750)                                               492

NORWAY  1.4%
Common Stocks  1.4%
Norsk Hydro                                                     1,200        46
--------------------------------------------------------------------------------
Orkla (Class A)                                                 3,085        51
--------------------------------------------------------------------------------
Storebrand ASA                                                  4,900        24
--------------------------------------------------------------------------------
Total Norway (Cost $122)                                                    121

SINGAPORE  1.4%
Common Stocks  1.4%
DBS                                                             5,815        33
--------------------------------------------------------------------------------
Singapore Airlines                                              5,000        23
--------------------------------------------------------------------------------
Singapore Land                                                 16,000        30
--------------------------------------------------------------------------------
United Overseas Bank                                            6,336        36
--------------------------------------------------------------------------------
Total Singapore (Cost $153)                                                 122

SPAIN  4.1%
Common Stocks  4.1%
Banco Bilbao Vizcaya Argentaria (EUR)                           5,000   $    56
--------------------------------------------------------------------------------
Banco Santander Central Hispanos ADR (USD)                      4,000        31
--------------------------------------------------------------------------------
Endesa ADR (USD)                                                3,900        60
--------------------------------------------------------------------------------
Grupo Dragados (EUR)                                            5,100        62
--------------------------------------------------------------------------------
Iberdrola (EUR)                                                 3,000        41
--------------------------------------------------------------------------------
Repsol ADR (USD)                                                2,500        36
--------------------------------------------------------------------------------
Telefonica ADR (USD)                                            1,771        63
--------------------------------------------------------------------------------
Total Spain (Cost $431)                                                     349

SWEDEN  2.2%
Common Stocks  2.2%
Autoliv                                                         1,500        24
--------------------------------------------------------------------------------
Electrolux (Class B)                                            4,000        48
--------------------------------------------------------------------------------
Nordea                                                         10,163        45
--------------------------------------------------------------------------------
Svenska Handelsbanken (Class A)                                 5,400        66
--------------------------------------------------------------------------------
Total Sweden (Cost $264)                                                    183

SWITZERLAND  5.3%
Common Stocks & Rights 5.3%
ABB                                                             4,536        39
--------------------------------------------------------------------------------
Clariant                                                        1,250        20
--------------------------------------------------------------------------------
Credit Suisse *                                                 1,000        37
--------------------------------------------------------------------------------
Hero                                                              300        39
--------------------------------------------------------------------------------
Holcim                                                            350        67
--------------------------------------------------------------------------------
iShares MSCI Switzerland (USD)                                  1,700        21
--------------------------------------------------------------------------------
Schindler                                                          40        55
--------------------------------------------------------------------------------
Swiss Re                                                          900        92
--------------------------------------------------------------------------------
Swiss Re, Rights *                                                900         0
--------------------------------------------------------------------------------
Syngenta *                                                         22         1
--------------------------------------------------------------------------------
Syngenta ADR (USD) *                                              124         1
--------------------------------------------------------------------------------
UBS *                                                             960        45
--------------------------------------------------------------------------------
Vontobel                                                        1,500        33
--------------------------------------------------------------------------------
Total Switzerland (Cost $609)                                               450

UNITED KINGDOM  23.6%
Common Stocks  23.6%
Abbey National                                                  3,100   $    46
--------------------------------------------------------------------------------
Associated British Foods                                        8,008        53
--------------------------------------------------------------------------------
AstraZeneca                                                       908        41
--------------------------------------------------------------------------------
AstraZeneca ADR (USD)                                           1,000        45
--------------------------------------------------------------------------------
Barclays                                                        1,092        33
--------------------------------------------------------------------------------
Bass                                                            4,200        38
--------------------------------------------------------------------------------
BG                                                              6,044        23
--------------------------------------------------------------------------------
BP ADR (USD)                                                    5,000       242
--------------------------------------------------------------------------------
Brambles Industries *                                           3,700        19
--------------------------------------------------------------------------------

British Aerospace                                              10,000        48
--------------------------------------------------------------------------------
British Telecommunications ADR (USD)                              900        45
--------------------------------------------------------------------------------
Cadbury Schweppes ADR (USD)                                     2,100        53
--------------------------------------------------------------------------------
Corus *                                                        50,000        40
--------------------------------------------------------------------------------
Diageo ADR (USD)                                                1,500        61
--------------------------------------------------------------------------------
FKI                                                            20,000        45
--------------------------------------------------------------------------------
GKN                                                             3,700        14
--------------------------------------------------------------------------------
GlaxoSmithKline (USD)                                           1,700        91
--------------------------------------------------------------------------------
HBOS                                                            7,500        84
--------------------------------------------------------------------------------
Hilton                                                          8,000        21
--------------------------------------------------------------------------------
HSBC                                                            7,200        79
--------------------------------------------------------------------------------
Imperial Chemical ADR (USD)                                     2,500        46
--------------------------------------------------------------------------------
iShares MSCI United Kingdom (USD)                               3,300        47
--------------------------------------------------------------------------------
Kingfisher                                                      7,272        34
--------------------------------------------------------------------------------
Lattice                                                         6,044        14
--------------------------------------------------------------------------------
Marks and Spencer                                              11,000        46
--------------------------------------------------------------------------------
Pearson                                                         2,500        30
--------------------------------------------------------------------------------
Powergen                                                        6,400        69
--------------------------------------------------------------------------------
Railtrack                                                       2,500         1
--------------------------------------------------------------------------------
Reed                                                            9,000        74
--------------------------------------------------------------------------------
Rentokil Initial                                               15,000        54
--------------------------------------------------------------------------------
Rolls Royce                                                    18,000        39
--------------------------------------------------------------------------------

Royal & Sun Alliance                                            6,181   $    34
--------------------------------------------------------------------------------
Shell Transport & Trading ADR (USD)                             3,000       134
--------------------------------------------------------------------------------
Slough Estates                                                  9,000        45
--------------------------------------------------------------------------------
Spirent                                                        13,500        23
--------------------------------------------------------------------------------
Tesco                                                          11,000        39
--------------------------------------------------------------------------------
Tomkins ADR (USD)                                               3,500        34
--------------------------------------------------------------------------------
United Utilities                                                5,700        51
--------------------------------------------------------------------------------
Vodafone ADR (USD)                                              3,000        69
--------------------------------------------------------------------------------
Woolworths                                                      8,000         4
--------------------------------------------------------------------------------
Total United Kingdom (Cost $2,446)                                        2,008

UNITED STATES  0.5%
Common Stocks  0.5%
Pharmacia                                                       1,190        48
--------------------------------------------------------------------------------
Total United States (Cost $57)                                               48

SHORT-TERM INVESTMENTS  3.1%
Money Market Funds  3.1%
T. Rowe Price Reserve Investment Fund, 3.07% #                260,459       260
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $260)                                    260
 Total Investments in Securities
 98.9% of Net Assets (Cost $10,692)                                     $ 8,403
 Other Assets Less Liabilities                                               97
 NET ASSETS                                                             $ 8,500
 Net Assets Consist of:
 Undistributed net investment income (loss)                             $   106
 Undistributed net realized gain (loss)                                      (4)
 Net unrealized gain (loss)                                              (2,290)
 Paid-in-capital applicable to 1,037,669 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares of the
 Corporation authorized                                                  10,688

 NET ASSETS                                                             $ 8,500
 NET ASSET VALUE PER SHARE                                              $  8.19

      #  Seven-day yield
      *  Non-income producing
    ss. All or portion of this security is on loan at October 31, 2001. See Note 2.
    ADR  American Depository Receipts
    EUR  Euro
    NZD  New Zealand dollar
    SEK  Swedish krona
    USD  U.S. dollar

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL GROWTH & INCOME FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                                         In thousands
                                                                        Year
                                                                       Ended
                                                                    10/31/01
Investment Income (Loss)
Income
  Dividend (net of foreign taxes of $29)                           $     222
  Interest                                                                17
  Securities lending                                                       2
  Total income                                                           241

Expenses
  Custody and accounting                                                 134
  Shareholder servicing                                                   35
  Registration                                                            24
  Legal and audit                                                         17
  Prospectus and shareholder reports                                       9
  Directors                                                                4
  Proxy and annual meeting                                                 1
  Miscellaneous                                                            4
  Reimbursed by manager                                                 (107)
  Total expenses                                                         121

Net investment income (loss)                                             120
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                                    (1)
Change in net unrealized gain (loss)
  Securities                                                          (1,993)
  Other assets and liabilities
  denominated in foreign currencies                                       (1)
  Change in net unrealized gain (loss)                                (1,994)
Net realized and unrealized gain (loss)                               (1,995)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $  (1,875)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL GROWTH & INCOME FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS                                 In thousands
                                                             Year
                                                            Ended
                                                         10/31/01    10/31/00
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                          $     120    $    131
  Net realized gain (loss)                                     (1)        729
  Change in net unrealized gain (loss)                     (1,994)       (739)
  Increase (decrease) in net assets from operations        (1,875)        121

Distributions to shareholders
  Net investment income                                      (126)       (170)
  Net realized gain                                          (598)       (206)
  Decrease in net assets from distributions                  (724)       (376)

Capital share transactions *
  Shares sold                                              13,892      10,074
  Distributions reinvested                                    679         354
  Shares redeemed                                         (13,590)     (9,831)
  Increase (decrease) in net assets from capital
  share transactions                                          981         597
Net Assets
Increase (decrease) during period                          (1,618)        342
Beginning of period                                        10,118       9,776

End of period                                           $   8,500    $ 10,118

*Share information
  Shares sold                                               1,488         901
  Distributions reinvested                                     67          32
  Shares redeemed                                          (1,458)       (881)
  Increase (decrease) in shares outstanding                    97          52

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL GROWTH & INCOME FUND
--------------------------------------------------------------------------------
                                                               October 31, 2001
NOTES TO FINANCIAL STATEMENTS
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Growth & Income Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 21, 1998. The fund seeks long-term growth of capital and reasonable income through investments primarily in the common stocks of well-established, dividend-paying non-U.S. companies.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102%-105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At October 31, 2001, the value of loaned securities was $32,000; aggregate collateral consisted of $33,000 in the securities lending collateral pool.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,171,000 and $791,000, respectively, for the year ended October 31, 2001.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of October 31, 2001 the fund has $1,000 of capital loss carryforwards, all of which expires in 2009.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 2001. The reclassifications relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

        Undistributed net investment income                   $ (8,000)
        Undistributed net realized gain                         (7,000)
        Paid-in-capital                                         15,000

At October 31, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $10,692,000. Net unrealized loss aggregated $2,289,000 at period end, of which $413,000 related to appreciated investments and $2,702,000 to depreciated investments.

NOTE 4 - FOREIGN TAXES

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of dividend and interest income.

NOTE 5- RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, computed daily and paid monthly, consisting of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At October 31, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through October 31, 2002, which would cause the fund's ratio of total expenses to average net assets to exceed 1.25%. Thereafter, through October 31, 2004, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.25%. Pursuant to this agreement, $65,000 of management fees were not accrued by the fund for the year ended October 31, 2001, and $107,000 of other fund expenses were borne by the manager. At October 31, 2001, unaccrued fees and other expenses in the amount of $361,000 remain subject to reimbursement by the fund through October 31, 2002, and $172,000 through October 31, 2004.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $132,000 for the year ended October 31, 2001, of which $12,000 was payable at period end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 2001, totaled $17,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE INTERNATIONAL GROWTH & INCOME FUND
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of International Growth & Income Fund

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Growth & Income Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian, provide a reason- able basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
November 19, 2001

T. ROWE PRICE INTERNATIONAL GROWTH & INCOME FUND
--------------------------------------------------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/01

    We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. The funds' distributions included $602,000 from short-term capital gains.

    For corporate shareholders, $3,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction. The fund will pass through foreign source income of $145,000 and foreign taxes paid of $28,000.

T. ROWE PRICE INTERNATIONAL GROWTH & INCOME FUND
--------------------------------------------------------------------------------
ANNUAL MEETING RESULTS

     The International Growth & Income Fund held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.

     The results of voting were as follows (by number of shares):

M. David Testa
 Affirmative:           581,220,102.290
 Withhold:               11,328,972.642
 Total:                 592,549,074.932

Martin G. Wade
 Affirmative:           581,186,287.707
 Withhold:               11,362,787.225
 Total:                 592,549,074.932

Calvin W. Burnett
 Affirmative:           579,988,748.447
 Withhold:               12,560,326.485
 Total:                 592,549,074.932

Anthony W. Deering
 Affirmative:           580,812,278.605
 Withhold:               11,736,796.327
 Total:                 592,549,074.932

Donald W. Dick, Jr.
 Affirmative:           581,515,923.630
 Withhold:               11,033,151.302
 Total:                 592,549,074.932

David K. Fagin
 Affirmative:           581,364,436.901
 Withhold:               11,184,638.031
 Total:                 592,549,074.932

F. Pierce Linaweaver
 Affirmative:           580,579,834.781
 Withhold:               11,969,240.151
 Total:                 592,549,074.932

Hanne M. Merriman
 Affirmative:           580,790,218.108
 Withhold:               11,758,856.824
 Total:                 592,549,074.932

John G. Schreiber
 Affirmative:           580,818,909.284
 Withhold:               11,730,165.648
 Total:                 592,549,074.932

Hubert D. Vos
 Affirmative:           580,468,483.076
 Withhold:               12,080,591.856
 Total:                 592,549,074.932

Paul M. Wythes
 Affirmative:           580,672,445.843
 Withhold:               11,876,629.089
 Total:                 592,549,074.932

For fund and account information
or to conduct transactions,
24 hours, 7 days a
week By touch-tone telephone
Tele*Access(R) 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or  visit  our Web  site at
www.troweprice.com/investorcenters

Baltimore  Area
Downtown
105 East  Lombard  Street

Owings  Mills
Three  Financial  Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook

Colorado  Springs
2260  Briargate  Parkway

Los Angeles Area
Warner Center
21800 Oxnard  Street,  Suite 270
Woodland  Hills

New Jersey/New  York Area
51 JFK  Parkway,  1st Floor
Short  Hills,  New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C., Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150

T. Rowe Price Investment Services, Inc., Distributor.    F127-050  10/31/01  M